UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2026 (August 4, 2026)

SolarMax Technology, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-41959	26-2028786
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

3080 12th Street

Riverside, California 92507

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (951) 300-0788

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SMXT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As previously announced, on July 26, 2026, the board of directors of SolarMax Technology, Inc. (the ”Company”) approved a one-for-12 reverse split of its common stock and a reduction in the number of authorized shares of common stock from 297,225,000 shares to 24,768,750 shares.

On August 4, 2026, the Company filed a certificate of change with the Nevada Secretary of State. The certificate of change provides that (i) the number of authorized shares of common stock is reduced from 297,225,000 shares to 24,768,750 shares, (ii) each issued share of common stock at the effective time of the change shall become 1/12 of a share of common stock; (iii) the par value of the common stock remains at $0.001 per share; (iv) cash will be paid in lieu of fractional shares based on the closing price of the common stock on the effective date of the change and (v) the reverse split will become effective at 12:01 AM, Eastern time, on August 13, 2026. The trading symbol for the Company’s common stock, SMXT, remains unchanged as a result of the reverse split although the market price will reflect the reverse split.

The exercise or conversion price of all outstanding warrants, options and convertible securities and the number of shares of common stock issuable upon exercise of outstanding options, warrants and convertible securities will be adjusted to reflect the reverse split.

The certificate of change is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Certificate of change of the Company’s certificate of incorporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SolarMax Technology, Inc.

	By:	/s/ David Hsu
David Hsu
Chief Executive Officer

Dated: August 5, 2026

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